PROSPECTUS	MANAGERS FUNDS
May 1, 2005

Managers

Special Equity Fund

•	Managers Class

•	Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the Managers Class shares or the Institutional Class shares of Managers Special Equity Fund (the “Fund”), a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of this Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goals, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation from equity securities of small- and medium-capitalization companies	Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion	Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Price Risk Small-Capitalization Stock Risk

Invests at least 80% of its assets in equity securities, i.e., common and preferred stocks

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund.

Intelligence Risk

Intelligence risk is a term created by Managers Investment Group LLC (the “Investment Manager” or “Managers”) to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Liquidity Risk

This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Price Risk

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Managers Class Shares of the Fund by showing the Fund’s year-by-year total returns and how the performance of the Fund has varied since the Fund’s inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Ten Calendar Years

Managers Special Equity Fund – Managers Class

Best Quarter: 35.91% (4th Qtr 1999)

Worst Quarter: -23.74% (3rd Qtr 2001)

The following table illustrates the risks of investing in the Fund by showing how the Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns

(as of 12/31/04) (1)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Special Equity Fund-Managers Class					6/1/84
Return Before Taxes	15.18%	2.78%	13.93%	14.05%
Return After Taxes on Distributions	15.18%	1.98%	12.59%	13.71%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	1.95%	11.68%	12.94%
Russell 2000 Index(a) (before taxes)	18.33%	6.61%	11.54%	11.41%
Special Equity Fund-Institutional Class					5/3/04
Return Before Taxes	—	—	—	14.75%

(a)	Reflects no deduction for fees, expenses or taxes.

(1)	After-tax returns are calculated by USBancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Managers Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.55%	0.36%

Total Annual Fund Operating Expenses	1.45%	1.26%

(1)	The Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of such Fund’s expenses. In addition, the Fund may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 for the Fund was as follows: Special Equity Fund – 1.42% and 1.23% for Managers Class and Institutional Class shares, respectively.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Managers Class or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$148	$459	$792	$1,735
Institutional Class	$127	$397	$686	$1,511

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Summary of the Fund

THE MANAGERS FUNDS

The Managers Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund’s investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Fund an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

SPECIAL EQUITY FUND

FUND FACTS

Objective:	Long-term capital appreciation

Investment Focus:	Equity securities of small- and medium-sized U.S. companies

Benchmark:	Russell 2000 Index

Ticker Symbols:	MGSEX (Managers Class) MSEIX (Institutional Class)

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies. Small capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium capitalization companies as companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among five asset managers, each of which act independently of the other and use its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Veredus Asset Management Company, LLC (“Veredus”), Skyline Asset Management, L.P. (“Skyline”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2004, Donald Smith had approximately $ 2.8 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of, and a portfolio manager for, Donald Smith, since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2004, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm’s formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2004, Veredus had assets under management of approximately $1.9 billion. The portion of the assets of the Fund managed by Veredus is jointly managed by three Portfolio Managers. The three Portfolio Managers have an average of 18 years’ experience managing small- cap growth stocks and include: B. Anthony Weber is the President/Chief Investment Officer of, and portfolio manager for, Veredus, positions he has held since 1998 and is the lead portfolio manager. Charles P. McCurdy Jr., CFA is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Charles F. Mercer Jr., CFA, is a Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2004, Skyline had assets under management of approximately $1.7 billion. The day-to-day management of the portion of the Fund managed by Skyline will be divided among the three members of the investment and research team of Skyline: Mr. William F. Fiedler, Mr. Michael Maloney and Mr. Mark N. Odegard. Mr. Fiedler has been a portfolio manager and partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has been a portfolio manager of, and a partner of, Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mr. Mark N. Odegard has been a portfolio manager of, and a partner of, Skyline since 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31,2004, Westport had assets under management of approximately $1.4 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport, and has acted in those capacities for the firm since 1997. Prior to joining the firm, he had been a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Donald Smith, Kern, Veredus, Skyline and Westport.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

Additional Practices/Risks

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Fund.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Initial Public Offerings Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Fund is not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

When–Issued Securities Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

•	Despite statistics, the risks of any action are different for every person and may change as a person’s circumstances change;

•	Everybody’s perception of reward is different; and

•	High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal Risk Factors in the Risk/Return Summary detail the principal risk of investing in the Fund. The following is a description of the additional risk that the asset managers of the Fund may take to earn investment returns. This is not a comprehensive list and the risk discussed below is only certain of the risks to which your investments are exposed.

Specific Risk

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

About Your Investment

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

Financial Highlights

For a share outstanding throughout each fiscal year/period

	Managers Special Equity Fund - Managers Class
	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$78.48		$55.08		$70.59	$76.82	$91.42
Income from Investment Operations:
Net investment loss	(0.56)		(0.43)		(0.34)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	12.50		23.83		(15.17)	(6.05)	(2.71)
Total from investment operations	11.94		23.40		(15.51)	(6.23)	(2.83)
Less Distributions to Shareholders from:
Net realized gain on investments	—		—		—	—	(11.77)
Net Asset Value, End of Year	$90.42		$78.48		$55.08	$70.59	$76.82
Total Return	15.18%		42.50%		(21.98)%	(8.07)%	(2.56)%
Ratio of net expenses to average net assets	1.40%		1.43%		1.31%	1.29%	1.26%
Ratio of total expenses to average net assets	1.45	% [3]	1.46	% [3]	1.32%	1.30%	1.26%
Ratio of net investment loss to average net assets	(0.69)%		(0.72)%		(0.56)%	(0.27)%	(0.16)%
Portfolio turnover	68%		64%		67%	62%	69%
Net assets at end of year (000’s omitted)	$3,415,003		$3,279,318		$2,020,821	$2,295,234	$2,132,376

	Managers Special Equity Fund - I Class For the period* ended December 31, 2004
Net Asset Value, Beginning of Period	$78.91
Income from Investment Operations:
Net investment loss	(0.21)
Net realized and unrealized gain on investments	11.86
Total from investment operations	11.65
Net Asset Value, End of Period	$90.56
Total Return	14.75	% [1]
Ratio of net expenses to average net assets	1.20	% [2]
Ratio of total expenses to average net assets	1.26	% [2,3]
Ratio of net investment loss to average net assets	(0.49	)% [2]
Portfolio turnover	68	% [1]
Net assets at end of period (000’s omitted)	$274,010

*	Commencement of operations was May 3, 2004.

The following notes should be read in conjunction with the Financial Highlights of the Fund presented above:

[1]	Not Annualized.

[2]	Annualized.

[3]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Special Equity Fund

You may invest in the Fund by purchasing shares of either the Managers Class shares or the Institutional Class shares. Each class of shares is subject to a different minimum initial investment requirement, as described in greater detail below. In addition, each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne indirectly by the shareholders of each class and the returns realized by such shareholders. The Managers Class shares may be purchased directly from the Fund through its distributor or through financial intermediaries that have entered into arrangements with the Trust or the Manager to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Class. In general, the Managers Class shares are subject to a minimum initial investment of $2,000. The Institutional Class shares may be purchased directly from the Fund through its distributor, subject to a $2,500,000 minimum investment requirement, or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing Institutional Class shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary. As a result of these differences in the distribution and servicing arrangements and the minimum account requirements applicable to each class, the Managers Class shares can be expected to bear higher expenses than the Institutional Class shares and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in the Fund.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund’s investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate their NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. dollars. “Starter” checks will not be accepted for the initial investment in the Fund or for any additional investment amounts.

The following table provides the minimum initial and additional investments in the Fund directly:

	Managers Class		Institutional Class
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$2,500,000	$500
Traditional IRA	1,000	100	$2,500,000	500
Roth IRA	1,000	100	$2,500,000	500
Education Savings Account	1,000	100	$2,500,000	500
SEP IRA	1,000	100	$2,500,000	500
SIMPLE IRA	1,000	100	$2,500,000	500

The Fund or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Fund or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Fund or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Fund in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees. You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with The Managers Funds (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

HOW TO PURCHASE SHARES (continued)

	Initial Purchase	Additional Purchases
Through your Investment Advisor	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application.	Write a letter of instruction and a check payable to Managers to:

Mail the application and a check payable to Managers to:

	Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940-9769	Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940-9769

Include your account # and Fund name on your check.

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com.

Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business on the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail	Write a letter of instruction containing: • the name of the Fund • dollar amt or number of shares to be sold • your name • your account number • signatures of all owners on account

Mail letter to: Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over for Managers Class shares require a medallion guarantee. Redemptions of $2,500,000 and over for Institutional Class shares require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution. Telephone redemptions are available only for redemptions which are below $50,000 for Managers Class shares and $2,500,000 for Institutional Class shares.

INVESTOR SERVICES

Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Fund or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of most other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time upon 60 days’ advance notice to the shareholders. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing” because such activities may be disruptive to the management of the Fund’s portfolios and may increase Fund expenses and negatively impact the Fund’s performance. Managers Small Company Fund may be subject to additional risks of frequent trading activities because the securities in which this Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, this Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

OTHER OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions. Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions for Managers Class shares or $500,000 for Institutional Class shares;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, are normally declared and paid annually. Capital gain distributions, if any, are normally declared and paid annually in December.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that is attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer indentification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certian interest and dividend income.

APPENDIX A: DESCRIPTION OF INDEX

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2004, the average market capitalization as approximately $855 million; the median market capitalization was approximately $465 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2004, the range of market capitalizations for the Russell 2000 Index was $59 million to $3.6 billion.

For More Information

Additional information about the Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for the Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879

By Mail:	Managers 800 Connecticut Avenue Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund including the Fund’s current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. The Fund’s Statement of Additional Information is incorporated by reference herein (legally part of this prospectus). Reports and other information about the Fund is also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752